Guiyang Labor Agreement

Party A: Guizhou Yibai Xingye Pharmacteutical Co., Ltd.

Nature: Wholly Foreign Owned Enterprise

Address: 220-2 Baiyun Road, Guiyang

Party B: Jie Xue

Gender: Female

Birth date: Oct 27, 1965

Degree: Bachelor

Living place: Guiyang

ID No. 522601196510270829

The first date join Party A: Oct 2002

According to the regulation of “Labor Law of PRC” and “Labor contract management method of Guiyang”, Party A and Party B sign the contract and abide by it after they negotiate.

I.

Contract Term

1.

The contract has fixed term; the term is three years, from January 1 of 2005 to January 1 of 2008.

2.

The contract hasn’t fixed term; from   n/a       till the agreed termination condition happens or reach legal retirement and movement.

3.

For the staff who work firstly or with other agreed trial period, the term for the contract is   n/a    year(s), from      n/a       to     n/a     , among which, the trial period is from     n/a        to    n/a       .

4.

The contract is from      n/a        that Party B begins to work in   n/a         , till     n/a       that it finishes the task.

II.

Working Content

Party B agrees Party A’s arrangement, it works in n/a (department or branch), its post is Vice Manager, and its working content is mainly task of the production management and office daily management.

III.

Working Time

Party A arranges Party B to work 5 days. Party B works 8 hours every day and working time doesn’t exceed 40 hours each week.

IV.

Pay, Insurance and Welfare

1.

The pay is fulfilled according to the pay system of the company, the pay shouldn’t less than the lowest pay of the city.

2.

During the contract, Party B offers effective labor, Party B has social insurance from Party A and Party A has paying obligation.

3.

The welfare is implemented according to relative regulation of the country and province.

4.

If Party B is ill or wound not caused by its working, according to the regulation of No. 479 of the labor department (94), according to personal working term, it shares   n/a     month(s)’ medical treatment period.

V.

Labor Discipline

1.

Two parties should consciously abide by and maintain national policy, law and regulation. Party B should abide by all bylaws that Party A constitutes legally and it should obey occupational morals.

2.

Party B should obey Party A’s management, obey working distribution and finish production (works) with high quality.

3.

Party A should have prize and punishment for Party B according to Party B’s contribution, benefit, performance and whether it obeys labor law, regulation and rule during it works.

VI.

Removal (Termination) of Labor Contract

1.

The contract can be removed if there has removal condition of labor contract according to the regulation of No. 24, 25, 26 and 27 of “Labor Law”, if Party B disobeys the bylaw and labor discipline that Party A constitutes legally, which reaches the condition for removal contract. However, Party A shouldn’t remove the contract according to No. 26 and 27 of “Labor Law” if Party B has occupational disease or it is specified as I-VI wound caused by its working, if Party B is ill or wound not caused by its working but it is in medical treatment, female members are in pregnancy, production and breast feeding periods.

2.

Party A should written inform Party B if it removes the contract. Party A should pay Party B one-off economic compensation according to the national regulation dependent on No. 24, 26 and 27 of the Labor Law.

3.

The contract is terminated if it expires or termination condition happens.

VII.

Responsibility of Disobeying Contract

Party A and Party B should hardly implement the responsibility of the contract; if any one party disobeys the contract and damages to the other party, it should bear the compensation responsibility.

VIII.

Dispute Management

If there is a dispute during the contract implements, Party A and Party B should apply for intermediation from the labor dispute intermediation committee of the company; if any one party isn’t intermediated successfully and it wants for arbitration, it can apply for arbitration from the labor dispute arbitration committee with control right. The party concerned can also directly apply for arbitration.

IX.

Other Matters That Two Parties Agree

1.

After the staff signs the contract with the enterprise, two parties should strictly implement.

2.

If the contract influences the contract because of the policy and force majeure, Party A shouldn’t bear default responsibility, and Party B’s economic loss is fulfilled according to the policy and regulation.

3.

After two parties sign, the contract shouldn’t be altered; Party B shouldn’t sign instead of others, otherwise the contract is invalid.

4.

The additional clauses that two parties should agree.

There is no additional clause.

If two parties’ agreement and additional clause collide with relative regulation of the country, implement according to the national regulation.

5.

The matters not mentioned in the contract are implemented according to relative regulation of the country and province; the contract has two copies and it is effective after two parties sign and issuance department signs.

Party A (Stamp)   Guizhou Yibaixingye Medicals Co., Ltd.

Party B (Stamp)

  Signed by : /s/ Jie Xue

Legal Delegate (Commissioned Attorney)     Stamp: Du Fu

Signature Date of Contract       December 31 of 2004

Authorized Department: Guiyang Labor and Social Guarantee Bureau

Labor Contract Authorization

Authorizer: Geng Yun  Stamp

Number of Authorized Department

Authorized Time of Contract